Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

We had no provision for income taxes for the years ended December 31, 2021 and 2020. Additionally, we had no current tax expense, as a result of historical losses, and have no current deferred tax expense, as a result of the valuation allowance against our deferred tax assets.

A reconciliation of the effective rate of tax and tax rate in our countries of registration, Luxembourg, in 2021, and Norway in 2020 are as follows (in thousands, except percentages):

	For the year ended December 31,
	2021	2020
Pretax net loss	$(93,378)	$(9,605)
Statutory tax rate	25%	22%
Income taxes calculated at the statutory tax rate	$(23,288)	$(2,113)
Non-deductible stock-compensation expense	898	—
Loss on warrant liability	5,452	—
Foreign tax rate differential	1,513	—
Transaction costs	(807)
Changes in valuation allowance	16,605	1,728
Other permanent tax items	374	385
Tax expense	$—	—
Effective rate of tax	0%	0%

Deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2021	2020
Deferred tax assets
Tax losses carryforwards	$16,295	$2,494
Stock-based compensation	2,861	—
Total deferred tax assets before valuation allowance	19,156	2,494
Valuation allowance	(19,121)	(2,397)
Total deferred tax assets	35	97
Deferred tax liabilities
Property and equipment	35	2
Prepayment and deferred income	—	95
Total deferred tax liabilities	35	97
Net deferred tax asset	$—	$—

The valuation allowance increased by $16.7 million and $1.7 million for the years ended December 31, 2021 and 2020, respectively. The increase in the valuation allowance was primarily related to an increase in net operating loss carryforwards. For the years ended December 31, 2021 and 2020, we had net operating loss carryforwards of approximately $70.7 million and $11.3 million, respectively. The Group has significant net operating loss carryforwards in Norway and Luxembourg. In Luxembourg net operating losses can be carried forward for 17 years to offset future income or profits. In Norway net operating losses can be carried forward indefinitely.

We are subject to income taxes in our locations of operations. The material jurisdictions in which we are subject to potential examination include Luxembourg and Norway. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws. Our tax years remain open for examination by all tax authorities since inception. We have not identified any uncertain tax positions.